BRIDGE BUILDER TRUST

Bridge Builder Tax Managed International Equity Fund (the “Tax Managed International Equity Fund”)

Supplement dated October 22, 2024

to the Prospectus dated October 27, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

A.

On October 23, 2024 (the “Effective Date”), T. Rowe Price Associates, Inc. (“T. Rowe Price”) will no longer manage their allocated portion of the Bridge Builder Tax Managed International Equity Fund (the “Tax Managed International Equity Fund”) and no longer serve as a sub-adviser to the Tax Managed International Equity Fund. This change is not expected to have a material effect on the Tax Managed International Equity Fund’s investment objective or principal investment strategies. Parametric Portfolio Associates LLC (“Parametric”), Pzena Investment Management, LLC (“Pzena”) and Walter Scott & Partners Limited (“Walter Scott”) will continue to be sub-advisers to the Tax Managed International Equity Fund.

Accordingly, as of the Effective Date, all references and information related to T. Rowe Price, with respect to the Tax Managed International Equity Fund, in the Prospectus are hereby deleted in their entirety.

B.

Additionally, the Trustees of the Bridge Builder Trust (the “Trust”) have approved (i) an amendment to the investment sub-advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), J.P. Morgan Investment Management Inc. (“JPMorgan”), and the Trust, and (ii) an investment sub-advisory agreement among the Adviser, Thompson, Siegel & Walmsley LLC (“TSW”), and the Trust, pursuant to which each of JPMorgan and TSW now serves as a subadviser to an allocated portion of the Tax Managed International Equity Fund.

Accordingly, as of the Effective Date, the Prospectus is hereby supplemented and revised as follows:

1.

The eighth paragraph under the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Tax Managed International Equity Fund” is hereby deleted and replaced with the following:

In connection with the construction of the Fund’s portfolio, the Adviser allocates Fund assets to the following Sub-advisers: J.P. Morgan Investment Management Inc. (“JPMorgan”), Parametric, Pzena Investment Management, LLC (“Pzena”), Thompson, Siegel & Walmsley LLC (“TSW”) and Walter Scott & Partners Limited (“Walter Scott”). The Adviser may adjust the weighting of Fund assets allocated to each Sub-adviser’s model at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser.

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2.

The following paragraphs are hereby added to the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Tax Managed International Equity Fund”:

JPMorgan’s Principal Investment Strategies

Under normal conditions, JPMorgan will recommend investments in the equity securities of foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. In constructing its model portfolio, JPMorgan may recommend that a substantial part of the model’s assets be invested in just one region or country. In making determinations regarding investments in the securities of a particular country or currency, JPMorgan will evaluate the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. JPMorgan may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. JPMorgan may recommend securities where the issuer is located in one country but the security is denominated in the currency of another.

TSW’s Principal Investment Strategies

TSW employs a relative value investment approach supported by rigorous fundamental analysis. TSW’s model portfolio is characterized by broad diversification on both a geographic and sector basis, below-average valuation measures, and low annual turnover. TSW currently anticipates recommending investments in countries other than the United States. TSW will recommend primarily common stocks of companies listed on foreign securities exchanges of varying sizes as measured by assets, sales or market capitalization, and will recommend primarily securities of companies domiciled in developed markets.

3.

The following tables are hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Tax Managed International Equity Fund”:

JPMorgan

Portfolio Managers	Position with JPMorgan	Length of Service to the Fund
Thomas Murray	Managing Director	Since October 2024
Shane Duffy	Managing Director	Since October 2024
James Sutton	Executive Director	Since October 2024
Zenah Shuhaiber	Executive Director	Since October 2024

TSW

Portfolio Manager	Position with TSW	Length of Service to the Fund
Brandon H. Harrell	Portfolio Manager	Since October 2024

4.	The second to last paragraph under the sub-section entitled “Bridge Builder Tax Managed International Equity Fund – Principal Investment Strategies” under the section entitled

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“Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

In connection with the construction of the International Equity Fund’s portfolio, the Adviser allocates assets of the International Equity Fund to the following Sub-advisers: JPMorgan, Parametric, Pzena, TSW and Walter Scott. The Adviser may adjust the weighting of Fund assets allocated to each Sub-adviser’s model at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser.

5.

The following paragraphs are hereby added to the sub-section entitled “Bridge Builder Tax Managed International Equity Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

JPMorgan’s Principal Investment Strategies

Under normal conditions, JPMorgan will recommend investments in the equity of foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. JPMorgan may recommend that a substantial part of the model’s assets be invested in just one region or country. JPMorgan may recommend investments in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that JPMorgan may select from time to time. A substantial part of JPMorgan’s recommendations may be in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, JPMorgan may also recommend investments in companies or governments in emerging markets.

In making determinations regarding investments in the securities of a particular country or currency, JPMorgan will evaluate the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. JPMorgan may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. JPMorgan may recommend securities where the issuer is located in one country but the security is denominated in the currency of another.

TSW’s Principal Investment Strategies

TSW currently anticipates recommending investments in countries other than the United States. TSW emphasizes established companies in individual foreign markets and seeks to stress companies and markets that it believes are undervalued. TSW expects capital growth to be the predominant component of the total return of its model portfolio.

In constructing its diversified model portfolio, TSW employs a relative value process utilizing a combination of quantitative and qualitative methods designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. TSW also performs rigorous

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fundamental analysis. TSW employs a consistent sell discipline which includes a stock being sold when the investment thesis is no longer valid or another stock presents a more attractive opportunity.

6.

The following disclosure is hereby added as the second sentence of the second paragraph in the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Management of the Funds”:

A discussion regarding the Board’s considerations in connection with the approval of the Sub-advisory Agreements of JPMorgan and TSW for the Tax Managed International Equity Fund will be available in the Fund’s Form N-CSR filing with the SEC for the period ending December 31, 2024.

7.	The following disclosure is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers – International Equity Fund” under the section entitled “Management of the Funds”:

JPMorgan

JPMorgan, 383 Madison Avenue, New York, NY 10179, serves as investment sub-adviser to a portion of the assets of the International Equity Fund under a sub-advisory agreement with the Adviser on behalf of the International Equity Fund. JPMorgan is registered as an investment adviser with the SEC. As of June 30, 2024, JPMorgan had approximately $3.15 trillion in assets under management.

Portfolio Managers:

Thomas Murray, Shane Duffy, James Sutton and Zenah Shuhaiber have been portfolio managers of the International Equity Fund since October 2024.

Mr. Murray, managing director, is a portfolio manager within the International Equity Group, with particular responsibility for EAFE and ACWI ex US portfolios. An employee since 1996, Mr. Murray was previously the Global Sector specialist responsible for the Energy Sector. Tom holds a BA (Hons) in Classics from Bristol University and is a CFA charterholder.

Mr. Duffy, managing director, is a portfolio manager within the International Equity Group. An employee since 1999, Mr. Duffy works on international equity portfolios and is the lead portfolio manager for International Growth and co-lead portfolio manager for International Focus strategies. Previously, Mr. Duffy worked as a Global Sector Specialist with responsibility for consumer discretionary stocks. Mr. Duffy holds an MA in History from Cambridge University and is a CFA charterholder.

Mr. Sutton, executive director, is a portfolio manager in the International Equity Group, with particular responsibility for EAFE and ACWI ex US portfolios. An employee since 2010, Mr. Sutton was previously a Global Sector Specialist specializing in metals and mining, and prior to this, he was an Investment Specialist in the International Equity Group, primarily responsible for natural resources products. Mr. Sutton holds a BA in Modern History from the University of Oxford and is a CFA charterholder.

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Ms. Shuhaiber, executive director, is a portfolio manager in the International Equity Group, with particular responsibility for EAFE and ACWI ex US portfolios. An employee since 2005, she holds an MA in Economics and Management at the University of Oxford. Ms. Shuhaiber is a CFA charterholder.

TSW

TSW, 6641 W. Broad Street, Ste. 600, Richmond, VA 23230, serves as investment sub-adviser to a portion of the assets of the International Equity Fund under a sub-advisory agreement with the Adviser on behalf of the International Equity Fund. TSW is registered as an investment adviser with the SEC. As of June 30, 2024, TSW had approximately $19.4 billion in assets under management.

Portfolio Manager:

Brandon H. Harrell has been a portfolio manager of the International Equity Fund since October 2024.

Mr. Harrell joined TSW in 1996. He began his career in the investment management industry in 1987 and earned a BA from Wake Forest University and an MBA from George Mason University.

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BRIDGE BUILDER TRUST

Bridge Builder Tax Managed International Equity Fund

Supplement dated October 22, 2024

to the Statement of Additional Information (the “SAI”)

dated October 27, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

A.

On October 23, 2024 (the “Effective Date”), T. Rowe Price Associates, Inc. (“T. Rowe Price”) will no longer manage their allocated portion of the Bridge Builder Tax Managed International Equity Fund (the “Tax Managed International Equity Fund”) and no longer serve as a sub-adviser to the Tax Managed International Equity Fund. This change is not expected to have a material effect on the Tax Managed International Equity Fund’s investment objective or principal investment strategies. Parametric Portfolio Associates LLC (“Parametric”), Pzena Investment Management, LLC (“Pzena”) and Walter Scott & Partners Limited (“Walter Scott”) will continue to be sub-advisers to the Tax Managed International Equity Fund.

Accordingly, as of the Effective Date, all references and information related to T. Rowe Price, with respect to the Tax Managed International Equity Fund, in the SAI are hereby deleted in their entirety.

B.

Additionally, the Trustees of the Bridge Builder Trust (the “Trust”) have approved (i) an amendment to the investment sub-advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), J.P. Morgan Investment Management Inc. (“JPMorgan”), and the Trust, and (ii) an investment sub-advisory agreement among the Adviser, Thompson, Siegel & Walmsley LLC (“TSW”), and the Trust, pursuant to which each of JPMorgan and TSW now serves as a subadviser to an allocated portion of the Tax Managed International Equity Fund.

Accordingly, as of the Effective Date, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “Tax Managed International Equity Fund” under the section of the SAI entitled “The Funds’ Investment Teams”:

J.P. Morgan Investment Management Inc. (“JPMorgan”), 383 Madison Avenue, New York, NY 10179, is the Sub-adviser for an allocated portion of the Tax Managed International Equity Fund pursuant to a Sub-Advisory Agreement with the Adviser. JPMorgan is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. For its services as a Sub-adviser, JPMorgan is entitled to receive a fee from the Tax Managed International Equity Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2024. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

All Accounts
Thomas Murray	15	$7.80 billion	6	$1.91 billion	51	$25.52 billion
Shane Duffy	13	$7.66 billion	6	$1.91 billion	22	$6.35 billion
James Sutton	3	$4.67 billion	4	$1.55 billion	4	$2.42 billion
Zenah Shuhaiber	2	$4.48 billion	6	$2.19 billion	13	$4.18 billion

Accounts Subject to Performance Fees
Thomas Murray	0	$0	0	$0	3	$663 million
Shane Duffy	0	$0	0	$0	4	$1.04 billion
James Sutton	0	$0	0	$0	0	$0
Zenah Shuhaiber	0	$0	0	$0	1	$104 million

* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

As of June 30, 2024, the above-listed portfolio managers did not beneficially own shares of the Fund.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMorgan and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan and/or its affiliates or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.

Compensation. JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMorgan Chase & Co. Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

Thompson, Siegel & Walmsley LLC (“TSW”), 6641 W. Board Street, Ste. 600, Richmond, VA 23230, is the Sub-adviser for an allocated portion of the Tax Managed International Equity Fund pursuant to a Sub-advisory Agreement with the Adviser. Founded in 1969, TSW is a Delaware limited liability company and an SEC registered investment adviser. TSW is an indirect wholly owned subsidiary of Perpetual Limited. Perpetual’s head office is located at: Level 18, 123 Pitt Street, Angel Place, Sydney, NSW 2000 Australia.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2024. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Brandon H. Harrell	7	$7.30 billion	5	$1.76 billion	12	$3.35 billion

As of June 30, 2024, the above-listed portfolio manager did not beneficially own shares of the Fund.

Conflicts of Interest. The portfolio manager is also responsible for managing other account portfolios in addition to the Fund.

The portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by the portfolio manager may compensate TSW based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for TSW to favor higher-fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. TSW has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equally.

Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by TSW. When a decision is made to buy or sell a security by the Fund and one or more of the other accounts, TSW may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, TSW employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. TSW has implemented specific policies and procedures to address any potential conflicts.

Compensation. TSW’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW compensation committee is responsible for determining the discretionary bonuses, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include overall firm success, investment team performance and individual contribution. A portion of the bonus (up to 35%) may be deferred into TSW Funds, Perpetual stock, or a combination of the two.

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